SUPPLEMENT DATED MAY 10, 2024

TO THE CURRENTLY EFFECTIVE
STATUTORY PROSPECTUS OF
FCF INTERNATIONAL QUALITY ETF (TTAI) AND FCF US QUALITY ETF (TTAC)

(each a “Fund” and, together, the “Funds”)
(each a series of TrimTabs ETF Trust)

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ Prospectus.

Effective immediately, Mr. Bob Shea no longer serves as Chief Investment Officer of the Adviser. He still serves as Portfolio Manager of the Funds. All references to Mr. Shea as Chief Investment Officer of the Adviser are hereby removed.

Please keep this supplement with your Prospectus for future reference.